Brown Capital Management Small Company Fund

(the “Small Company Fund”)

Investor Shares (BCSIX)

Institutional Shares (BCSSX)

(a series of Brown Capital Management Mutual Funds)

Supplement dated April 23, 2021

to the Summary Prospectuses and the Prospectuses dated July 29, 2020

Important Notice Regarding Change to the Principal Investment Strategies

After analyzing the market and economic environment, Brown Capital Management, LLC (the “Adviser”) has recommended and the Board of Trustees has approved an adjustment to the Small Company Fund’s 80% investment policy.  As a result of this change, the revenue range for companies that are eligible to be purchased (initially) into Small Company Fund’s portfolio will increase to $500 million from $250 million.   The Small Company Fund is required to provide shareholders with 60 days’ written notice of this change.  As a result of the notice requirement, the changes noted below will take effect on June 28, 2021.

For more information regarding this supplement please call 1-877-892-4BCM.

See page 7 of the current Prospectuses and page 2 of the Summary Prospectuses.

The Fund’s 80% investment policy will be revised as set forth below. Each section of the respective prospectus impacted by this change is noted below.

The Small Company Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities of those companies with total operating revenues of $500 million or less at the time of the initial investment, (“small companies”). It is important to note that the Small Company Fund does NOT choose its portfolio companies based on a reference to market capitalization. Rather, the focus of the Small Company Fund is on the revenue produced by the issuer of the securities.

See page 7 of the current Prospectuses.

The Advisor’s Investment Approach

The Advisor believes an investment program establishes the processes necessary to identify, research and construct a portfolio. The Advisor distinguishes Small Company from small capitalization investing by its use of revenue not market capitalization to identify and invest in exceptional small companies that have the wherewithal to become exceptional larger companies. The Advisor sources ideas from many places. Companies eligible for investment typically retain no more than $500 million in revenue at the time of initial investment. The Advisor’s investment professionals retain dual duties, managing the portfolio as a team and serving as generalists in their analytical role. They discuss prospective portfolio candidates with teammates before any in depth research is performed to ensure the commitment of time dedicated to understanding the company makes sense to all team members.

See page 22 of the current Prospectuses.

Principal Investment Strategy

The Brown Capital Management Small Company Fund

Under normal market conditions, the Small Company Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities of those companies with total operating revenues of $500 million or less at the time of the initial investment, (“small companies”) (the “80% Test”). This investment policy may be changed without shareholder approval upon at least 60 days’ prior written notice to the shareholders.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.